ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

Q2 FY 2025 Financial Summary Presentation

Shareholder Presentation
February 14, 2025

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company") management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, risks and uncertainties related to the Company’s ability to continue as a going concern; interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2024. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

Agenda

- CEO Opening Remarks
- ABTC Business Lines
  - Lithium-Ion Battery Recycling
  - Primary Claystone to Lithium Hydroxide
- FY2025 Q2 Financial Summary
- Q&A
- Closing



Ryan Melsert
Chief Executive Officer



Tiff Moehring
Head of Communications

ABTC Critical Mineral Manufacturing Businesses

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

1. A robust and **cost-competitive battery recycling industry** can ***close-the-loop*** and make a meaningful impact on near-term domestic supply

2. However, recycling alone cannot meet growing demand, therefore **domestic manufacturing of primary battery metals** needs to be ramped rapidly to ***fill-the-loop*** with low-cost and low environmental impact material

3. In addition to manufacturing primary battery metals, **domestic mineral resources need to be developed** in order to supply the primary feed for these facilities



End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
1
Primary Battery Metals Manufacturing
2
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Mineral Resource Development
3

ABTC FY25 Q2 Summary

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

» Raised $27M through equity and debt financing enabling us to:
  - Expand and continue to ramp the throughput of operations at our recycling plant, and add shifts as we enable continuous operations
  - Continue implementation of the chemical extraction train of our integrated, internally developed recycling process
  - Conduct our fourth drill program at Tonopah Flats to acquire data needed to complete pre-feasibility study

» Successfully manufacturing and delivering recycled battery metal products to our customers, and reported three consecutive quarters of revenue while only being operable for approximately 12 months

» Contracted $144M competitive grant with U.S. Department of Energy for second recycling facility, designed to approximately 5 times the throughput capacity of its first facility

» Business model continues to directly support strengthened North American critical minerals supply chain



Domestic Production Expertise
ABTC leverages advanced extraction techniques and in-house recycling technologies to dramatically reduce reliance on hostile foreign markets.



Lower Costs, Higher Standards
By innovating localized production and recycling, we produce high-quality battery metals at lower costs, adhering to strict environmental and ethical standards.



Job Creation & Economic Growth
Reshoring mineral supply back to the U.S. doesn't just enhance security; it directly creates good-paying manufacturing and technology jobs while strengthening the North American supply chain.

Battery Recycling Business

Company Revenue, Sale of Recycled Products

» Planned downtime within quarter to implement key process enhancements, resulted in significant increase in throughput in subsequent operations:
  » January 2025 throughput >225% the average monthly throughput of previous quarter
  » First week of February 2025 throughput >350% the average weekly throughput of previous quarter

» Continuing to ramp throughput throughout current quarter

» Development continuing on second battery recycling facility with 100,000 tonnes/yr capacity



We continue to advance and ramp our battery recycling systems while successfully manufacturing and delivering large inventories of recycled battery metal products to our domestic partners and reported three consecutive quarters of revenue while only being operable for approximately 12 months.

Battery Recycling Business

Continued Phase One Ramp at our Nevada Battery Recycling Facility

» Added shift counts throughout the year to match increased battery feedstock inventories

» ABTC's battery recycling operations have successfully completed qualification processes with several premier global automotive, battery manufacturers, and other strategic original equipment manufacturers (OEMs)


We're Hiring!
American Battery Technology Company
Lithium-ion Battery Recycling Plant in Nevada

In the last year, ABTC has more than doubled its workforce to support the continued ramp of revenue-generating operations. *We are still hiring!*

Battery Recycling Business

ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

NextGen Recycling Technologies

- R&D technologies for advanced battery separation technologies to recycle additional non-metal portions of batteries
- Completing laboratory scale development of three critical technologies to reduce operating costs and recover additional recycled products
- Technologies to be implemented at Reno recycling facility, and all future facilities


LANE

ABTC's NextGen Recycling Technologies project is underway to validate, test, and deploy three new advanced separation and process recycling technologies for lithium-ion batteries.

Battery Recycling Business

Our Next Battery Recycling Facility, #2

- On September 23, 2024, the U.S. DOE announced that we had been selected for award negotiations for a highly competitive grant to be applied towards the construction of a new lithium-ion battery recycling facility

- On December 18, 2024, we received a contracted grant award for $144 million of federal investment by the DOE, with these funds awarded to ABTC and an additional $6 million to our subcontractor Argonne National Laboratory, to support the construction of a new lithium-ion battery recycling facility

- Currently designed to be approximately 5 times the throughput capacity of its first facility


Nasdaq Congratulates
American Battery Technology Company
On Their 144M Grant Contract from
The U.S. Department of Energy
ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY
ABAT NasdaqListed
Nasdaq
MIC CHECK
UNITUS

NASDAQ Tower Announces our $144M grant contract with the U.S. DOE for the design and construction of our second recycling facility.

Battery Recycling Business

Battery Workforce Challenge and helping to build a highly skilled, Next Generation, domestic workforce

- » Representing the battery recycling sector, we are supporting the development of a new U.S. energy manufacturing workforce alongside public and private partners such as the U.S. Department of Energy, Argonne National Laboratory, Stellantis, Samsung SDI America, and the Volta Foundation
- » We've launched an ABTC-developed new 'Design for Recyclability' category for this three-year collegiate and vocational engineering competition
- » Training and guidance from ABTC will help steer new and innovative battery pack designs towards more environmentally and economically sustainable materials and practices


BWC DESIGN FOR RECYLABILITY PRIZE
RYAN MELSERT
CEO, CTO
American Battery Technology Company
Argonne
BWC DESIGN FOR RECYLABILITY PRIZE
RYAN MELSERT
CEO, CTO
American Battery Technology Company
Argonne

Our new "Design for Recyclability" methodology embeds within the next generation of electric vehicle and battery engineers the importance of designing battery systems that can be strategically demanufactured and recycled at their end of lives, and of using materials and designs to facilitate this closed-loop circular mindset to return end-of-life materials to the battery manufacturing supply chain.

Claystone to LiOH Business

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Our Internally-Designed, First-of-Kind Claystone-to-LiOH Technology

» We have successfully manufactured battery grade lithium hydroxide (LiOH) from our claystone from our Tonopah Flats Lithium Project

» The achievement of this milestone enables us to demonstrate our technologies for accessing the lithium from our Tonopah Flats Lithium Project in an integrated and continuous system, and to generate large amounts of battery grade LiOH for delivery to customers for qualifications and evaluation

» Based on operations at this pilot plant, ABTC is designing and constructing 30,000 tonne LiOH/year commercial scale refinery


ABTC

We have demonstrated our ability to manufacture commercially viable lithium products with our internally-developed processing technologies from our Nevada lithium claystone Mineral Resource, diminishing reliance on foreign entities.

Claystone to LiOH Business

Furthering our Prefeasibility Study to Support the Design and Development of our “Mine Plan of Operation” at our Tonopah Flats Lithium Project

» The next step in accelerating the commercialization of this resource is the completion and publication of a prefeasibility study (PFS)

» A critical operation of the PFS is performing a fourth drill program to provide the geotechnical data to define the structural mine pit shape, to increase the resolution of the 3D resource model, and to add to the understanding of the high-grade continuity within the proposed pit


BARR
Coeur Products

Barr Engineering has been engaged to support us in the design and development of our ‘mine plan of operation’ and the publication of our forthcoming PFS.

Black & Veatch is working with us on the engineering, procurement, and construction of our commercial-scale lithium hydroxide refinery to be located at our Tonopah Flats Resource.

Claystone to LiOH Business

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Our 4th Drill Program at our Tonopah Flats Lithium Project is Underway

- Accelerated commercialization and scale-up of the Tonopah Flats Lithium Project with the initiation of our 4th Drill Program
- The data collected will be used to further inform our forthcoming pre-feasibility study and further analyze the size of our overall lithium resource
- This drill program also includes core sample collections which will be assayed and characterized to further evaluate the property to the previously unexplored southwest section of the claim block
- We have engaged True North Drilling of Tonopah, Nevada to support this drill program and core sample collections



A new drill program is underway at our Tonopah Flats Lithium Project. Accelerated commercialization and scale-up of the Tonopah Flats Lithium Project aims to aid the onshoring of an American lithium resource to reinforce supply chain stabilization, national security, and create jobs

FY2025 Q2 Financial Summary

In 000s	Q2 FY25	Q2 FY24	Notes
Revenue	$332	$0	Revenue growth generated from sales of commercial quantities of recycled products
Funding from Government Grants	$974	$1,224	Decrease as grants transition phases
Cash			
Used in Investing Activities	($646)	($3,596)	Reduction in capital expenses for first recycling facility
Used in Operating Activities	($7,264)	($2,660)	Increased operations at first battery recycling facility
Net cash provided by financing activities	$22,765	$8,524	Issuance of convertible note and additional equity
Cash Balance, end of year	$20,624	$7,647	Improved liquidity position
Balance on Contracted Government Grants	$206,522	$67,727	Contracted new grant for our second recycling facility
Awarded Transferrable Investment Tax Credits	$59,600	$0	Significant allocated award to be monetized

Questions

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Powering the Future of Sustainable Energy


ABTC
Jase
ABTC

Sincere Thanks to Our Employees & to Our Shareholders

ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

We are a team dedicated to advancing our groundbreaking technologies simultaneously in the recycling, mining, and manufacturing of critical minerals to support the increasing need for domestic energy independence, critical minerals dominance, and economic security.



ABTC

Thank You

www.americanbatterytechnology.com
info@batterymetals.com

Information regarding Mineral Resources

Qualified Person

The mineral resource estimates presented in the ABTC Tonopah Flats Initial Assessment and most recently filed Technical Report Summary were performed by third-party, qualified person RESPEC, LLC and were classified by geological and quantitative confidence in accordance with the Securities and Exchange Commission (SEC) Regulation S-K 1300.

Initial Assessment

Initial Assessment is a preliminary technical and economic study of the economic potential of all or parts of mineralization to support the disclosure of mineral resources. The Initial Assessment must be prepared by a qualified person and must include appropriate assessments of reasonably assumed technical and economic factors, together with any other relevant operational factors, that are necessary to demonstrate at the time of reporting that there are reasonable prospects for economic extraction. An Initial Assessment is required for disclosure of mineral resources but cannot be used as the basis for disclosure of mineral reserves. An Initial Assessment is preliminary in nature and includes Inferred Mineral Resources that are considered too speculative geologically to have the economic considerations applied that would enable them to be classified as mineral reserves. There is no certainty that the economic results of an initial assessment will be realized.

Inferred Resource

Inferred Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. The level of geological uncertainty associated with an Inferred Mineral Resource is too high to apply relevant technical and economic factors likely to influence the prospects of economic extraction in a manner useful for evaluation of economic viability. Because an Inferred Mineral Resource has the lowest level of geological confidence of all mineral resources, which prevents the application of the modifying factors in a manner useful for evaluation of economic viability, an Inferred Mineral Resource may not be considered when assessing the economic viability of a mining project, and may not be converted to a mineral reserve.

Indicated Resource

Indicated Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. The level of geological certainty associated with an Indicated Mineral Resource is sufficient to allow a qualified person to apply modifying factors in sufficient detail to support mine planning and evaluation of the economic viability of the deposit. Because an Indicated Mineral Resource has a lower level of confidence than the level of confidence of a Measured Mineral Resource, an Indicated Mineral Resource may only be converted to a Probable Mineral Reserve.

Measured Resource

Measured Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. The level of geological certainty associated with a Measured Mineral Resource is sufficient to allow a qualified person to apply modifying factors, as defined in this section, in sufficient detail to support detailed mine planning and final evaluation of the economic viability of the deposit. Because a Measured Mineral Resource has a higher level of confidence than the level of confidence of either an Indicated Mineral Resource or an Inferred Mineral Resource, a Measured Mineral Resource may be converted to a Proven Mineral Reserve or to a Probable Mineral Reserve.

Probable Mineral Reserve

Probable Mineral Reserve is the economically mineable part of an indicated and, in some cases, a Measured Mineral Resource.

Proven Mineral Reserve

Proven Mineral Reserve is the economically mineable part of a Measured Mineral Resource and can only result from conversion of a Measured Mineral Resource.

Pre-Feasibility Study

A Preliminary Feasibility Study (or Pre-Feasibility Study) is a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person has determined (in the case of underground mining) a preferred mining method, or (in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing and an effective plan to sell the product. A Pre-Feasibility Study includes a financial analysis based on reasonable assumptions, based on appropriate testing, about the modifying factors and the evaluation of any other relevant factors that are sufficient for a qualified person to determine if all or part of the Indicated and Measured Mineral Resources may be converted to mineral reserves at the time of reporting. The financial analysis must have the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically viable. A Pre-Feasibility Study is less comprehensive and results in a lower confidence level than a feasibility study. A Pre-Feasibility study is more comprehensive and results in a higher confidence level than an Initial Assessment.